Exhibit 13 (a)

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Paul Averback, President and CEO of Nymox Pharmaceutical Corporation, do hereby certify that, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the information contained in the Annual Report on Form 20-F for the year ended December 31, 2013 of Nymox Pharmaceutical Corporation and filed with the Securities and Exchange Commission, fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Nymox Pharmaceutical Corporation.

Date: March 14, 2014

/s/ Paul Averback, MD
Paul Averback, MD
President and Chief Executive Officer
Nymox Pharmaceutical Corporation